[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 19)
              ----------------------------------------------------


          MFS(R) MONEY MARKET FUND
          MFS(R) GOVERNMENT MONEY MARKET FUND
          SEMIANNUAL REPORT o FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  9
Notes to Financial Statements ............................................. 14
MFS' Year 2000 Readiness Disclosure ....................................... 17
Trustees and Officers ..................................................... 21



       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Alessandro]
      Jean O. Alessandro

Dear Shareholders,
Short-term interest rates have fallen dramatically over the past six months. As a result, the annualized yield on an investment in MFS(R) MONEY MARKET FUND for the seven-day period ended February 28, 1999, was 4.28%, versus 5.04% on August 31, 1998. During the same period, the annualized yield on an investment in MFS(R) GOVERNMENT MONEY MARKET FUND fell from 4.88% to 4.08%.

Due to financial and economic crises around the globe, the Federal Reserve Board (the Fed) lowered rates three times in the fall of 1998. Between the end of September and mid-November, the Fed reduced the rate banks charge each other for overnight loans (the federal funds rate) from 5.50% to 4.75%. As a result, yields on 90-day commercial paper and government agencies have dropped approximately 65 basis points (0.65%). The U.S. economy continues to grow rapidly despite economic weakness abroad. In the next few months, we anticipate no action by the Fed and short-term interest rates to remain flat or move slightly higher.

The average maturities for MFS MONEY MARKET FUND and MFS GOVERNMENT MONEY MARKET FUND on February 28, 1999, were 42 and 44 days, respectively, versus 42 and 45 days on August 31, 1998. Although we lengthened maturities during the fall of 1998 in expectation of lower rates, we ended the period with shorter maturities than the average money market fund, according to IBC Financial Data, Inc., an independent firm that reports money market fund performance. We will continue to target the 40- to 45-day average maturity range going forward.

The portfolio of MFS MONEY MARKET FUND continues to include only the highest-quality corporate, bank, and government securities in order to provide investors with maximum security against credit risk. On February 28, 1999, approximately 50% of this Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. The large position in government-guaranteed paper was due to the narrow yield differentials, or spreads, between government-agency obligations and commercial paper and to our investment guidelines, which are among the strictest in the industry. At the same time, the quality of MFS GOVERNMENT MONEY MARKET FUND'S portfolio remains at the highest practical level because its investments are limited to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. We believe this emphasis on quality should allow the Fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

    Respectfully,
/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and holdings are subject to change.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND THE MFS(R) MONEY MARKET SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999. MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF CONNECTICUT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               THE FUNDS SEEK AS HIGH A LEVEL OF CURRENT INCOME AS
                           IS CONSIDERED CONSISTENT WITH THE PRESERVATION OF
                           CAPITAL AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   MFS MONEY MARKET FUND -- DECEMBER 19, 1975
                           MFS GOVERNMENT MONEY MARKET FUND -- FEBRUARY 26, 1982

  SIZE: MFS MONEY MARKET FUND -- $1.3 BILLION NET ASSETS AS OF FEBRUARY 28, 1999 MFS GOVERNMENT MONEY MARKET FUND -- $54.7 MILLION NET ASSETS AS OF FEBRUARY 28, 1999

   INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

MFS Money Market Fund

Commercial Paper - 49.2%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
  AIG Funding, due 3/31/99                                           $  8,908           $    8,872,517
  American General Finance Corp., due 5/07/99 - 5/21/99                20,000               19,802,295
  Archer Daniels Midland Co., due 5/06/99 - 5/18/99                    20,000               19,808,433
  Bank of America, FSB, due 7/27/99                                    10,000                9,805,133
  BankAmerica Corp., due 7/26/99 - 11/02/99                            20,000               19,477,358
  British Columbia Province, due 8/16/99 - 8/18/99                     18,500               18,084,671
  Carolina Power & Light Co., due 3/11/99                              10,000                9,986,639
  Caterpillar Financial Services Corp., due 4/05/99                    10,000                9,953,139
  CIT Group Holdings, Inc., due 3/01/99                                60,000               60,000,000
  Coca-Cola Co., due 4/16/99 - 4/29/99                                 22,000               21,845,830
  Daimler Chrysler North America, due 4/08/99                           6,000                5,969,537
  Deutsche Bank Finance, due 4/15/99                                   10,000                9,939,750
  Dow Chemical Co., due 3/01/99 - 3/26/99                              60,000               59,966,667
  Du Pont (E. I.) de Nemours & Co., due 4/09/99 - 6/25/99              30,000               29,708,689
  Duke Energy Co., due 3/01/99                                         50,000               50,000,000
  General Electric Capital Corp., due 5/04/99                          12,000               11,897,600
  General Motors Acceptance Corp., due 4/13/99                         12,000               11,930,483
  Goldman Sachs Group LP, due 3/01/99 - 3/25/99                        74,000               73,947,200
  IBM Credit Corp., due 3/01/99                                        10,000               10,000,000
  Lucent Technologies, Inc., due 3/22/99 - 5/11/99                     28,000               27,833,373
  McGraw Hill, Inc., due 5/20/99                                       12,000               11,873,333
  Metropolitan Life Funding, Inc., due 3/12/99                         10,000                9,985,303
  Morgan (J.P.) & Co., Inc., due 7/13/99 - 7/15/99                     16,000               15,712,360
  National Rural Utilities Cooperative Finance Corp.,
    due 3/30/99 - 4/22/99                                              22,000               21,885,039
  Salomon Smith Barney Holdings, Inc., due 3/16/99 - 4/28/99           30,000               29,836,808
  Southern California Edison Co., due 3/11/99 - 4/06/99                22,000               21,928,734
  UBS Finance Delaware, Inc., due 3/08/99 - 8/09/99                    30,000               29,750,923
  Wachovia Corp., due 5/19/99                                          12,000               11,873,600
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                               $  641,675,414
------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 49.2%
------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 3/23/99                   $  6,000           $    5,981,630
  Federal Farm Credit Bank, due 5/18/99                                 9,000                8,906,790
  Federal Home Loan Bank, due 3/03/99 - 7/09/99                        40,000               39,687,272
  Federal Home Loan Mortgage Corp., due 3/01/99 - 8/10/99             345,238              343,774,823
  Federal National Mortgage Assn., due 3/04/99 - 9/03/99              115,135              114,132,026
  Student Loan Marketing Assn., due 3/01/99                           129,670              129,670,000
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                         $  642,152,541
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                          $1,283,827,955
Other Assets, Less Liabilities - 1.6%                                                       20,909,344
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,304,737,299
------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 98.0%
  Federal Agricultural Mortgage Corp.,
    due 3/01/99 - 4/05/99                                             $ 5,200            $   5,193,792
  Federal Farm Credit Bank, due 3/10/99 - 6/28/99                       7,100                7,053,402
  Federal Home Loan Bank, due 3/03/99 - 7/07/99                        10,300               10,227,661
  Federal Home Loan Mortgage, due 3/04/99 - 8/10/99                    11,100               11,045,617
  Federal National Mortgage Assn., due 4/26/99 - 5/17/99                7,000                6,939,502
  Student Loan Marketing Assn., due 3/01/99 - 6/30/99                  11,230               11,181,441
  Tennessee Valley Authority, due 3/09/99                               2,000                1,997,902
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost and Value                $  53,639,317
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.0%                                                        1,079,754
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $  54,719,071
------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
                                                 MFS MONEY      MFS GOVERNMENT
FEBRUARY 28, 1999                              MARKET FUND   MONEY MARKET FUND
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and
value                                       $1,283,827,955         $53,639,317
  Cash                                              54,301              10,007
  Receivable for Fund shares sold               49,008,802           1,198,015
  Other assets                                       9,690                 520
                                            --------------         -----------
      Total assets                          $1,332,900,748         $54,847,859
                                            --------------         -----------
Liabilities:
  Distributions payable                     $      308,603         $     5,407
  Payable for Fund shares reacquired            27,699,651              94,122
  Payable to affiliates -
    Management fee                                  46,705               2,209
    Shareholder servicing agent fee                 11,980                 497
    Administrative fee                               1,597                  66
  Accrued expenses and other liabilities            94,913              26,487
                                            --------------         -----------
      Total liabilities                     $   28,163,449         $   128,788
                                            --------------         -----------
Net assets (represented by paid-in
  capital)                                  $1,304,737,299         $54,719,071
                                            ==============         ===========
Shares of beneficial interest outstanding    1,304,737,299          54,719,071
                                             =============          ==========
Net asset value, offering price, and
 redemption price per share
  (net assets / shares of beneficial
    interest outstanding)                       $1.00                 $1.00
                                                =====                 =====
See notes to financial statements

Statements of Operations (Unaudited)
-------------------------------------------------------------------------------
MFS Money Market Fund
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $24,007,155
                                                                    -----------
  Expenses -
    Management fee                                                  $ 2,119,005
    Trustees' compensation                                               28,359
    Shareholder servicing agent fee                                     526,235
    Administrative fee                                                   49,953
    Transfer agent fee                                                  136,083
    Custodian fee                                                       140,851
    Printing                                                             18,049
    Postage                                                              82,882
    Auditing fees                                                         9,680
    Legal fees                                                            1,325
    Registration fees                                                   168,420
                                                                    -----------
      Total expenses                                                $ 3,280,842
    Fees paid indirectly                                               (128,339)
                                                                    -----------
      Net expenses                                                  $ 3,152,503
                                                                    -----------
        Net investment income                                       $20,854,652
                                                                    ===========

MFS Government Money Market Fund
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 1,145,126
                                                                    -----------
  Expenses -
    Management fee                                                  $   111,251
    Trustees' compensation                                                4,311
    Shareholder servicing agent fee                                      18,930
    Administrative fee                                                    2,260
    Custodian fee                                                         9,658
    Printing                                                                827
    Postage                                                               3,617
    Auditing fees                                                         9,267
    Registration fees                                                    17,011
                                                                    -----------
      Total expenses                                                $   177,132
    Fees paid indirectly                                                 (7,031)
                                                                    -----------
      Net expenses                                                  $   170,101
                                                                    -----------
        Net investment income                                       $   975,025
                                                                    ===========
See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------

MFS Money Market Fund
-------------------------------------------------------------------------------
                                           SIX MONTHS ENDED          YEAR ENDED
                                          FEBRUARY 28, 1999     AUGUST 31, 1998
                                                (UNAUDITED)
-------------------------------------------------------------------------------

Increase in net assets:
From operations -
  Net investment income, declared as
    distributions to shareholders            $   20,854,652      $   34,084,999
                                             --------------      --------------
      Total increase in net assets from
        Fund share transactions              $  233,624,719      $  436,872,649
Net assets:
  At beginning of period                      1,071,112,580         634,239,931
                                             --------------      --------------
  At end of period                           $1,304,737,299      $1,071,112,580
                                             ==============      ==============


MFS Government Money Market Fund
-------------------------------------------------------------------------------
                                           SIX MONTHS ENDED          YEAR ENDED
                                          FEBRUARY 28, 1999     AUGUST 31, 1998
                                                (UNAUDITED)
-------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income, declared as
    distributions to shareholders            $      975,025      $    2,240,221
                                             --------------      --------------
      Total increase in net assets from
        Fund share transactions              $    9,875,934      $    6,456,620
Net assets:
  At beginning of period                         44,843,137          38,386,517
                                             --------------      --------------

  At end of period                           $   54,719,071      $   44,843,137
                                             ==============      ==============
See notes to financial statements

Financial Highlights
MFS Money Market Fund
-------------------------------------------------------------------------------------------------------------------------------
                     SIX MONTHS                                                                  TEN MONTHS
                          ENDED                       YEAR ENDED AUGUST 31,                            ENDED         YEAR ENDED
                   FEBRUARY 28,            -----------------------------------------------        AUGUST 31,        OCTOBER 31,
                           1999               1998          1997         1996         1995              1994               1993
                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value
  - beginning of
  period                 $ 1.00             $ 1.00        $ 1.00       $ 1.00       $ 1.00            $ 1.00             $ 1.00
                         ------             ------        ------       ------       ------            ------             ------
Income from investment
  operations# -
   Net investment
    income               $ 0.02             $ 0.05        $ 0.05       $ 0.05       $ 0.05            $ 0.02             $ 0.02
Less distributions
  declared to
  shareholders
  from net investment
  income                  (0.02)             (0.05)        (0.05)       (0.05)       (0.05)            (0.02)             (0.02)
                         ------             ------        ------       ------       ------            ------             ------
Net asset value - end
  of period              $ 1.00             $ 1.00        $ 1.00       $ 1.00       $ 1.00            $ 1.00             $ 1.00
                         ======             ======        ======       ======       ======            ======             ======
Total return              4.62%+             5.03%         4.61%        4.86%        5.04%             2.91%+             2.39%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##              0.70%+             0.74%         0.80%        0.79%        0.76%             0.78%+             0.83%
  Net investment
    income                4.45%+             4.88%         4.71%        4.78%        4.92%             2.95%+             2.39%
Net assets at
  end of period
  (000 omitted)      $1,304,737         $1,071,113      $634,240     $644,205     $410,798          $435,780           $350,316

 + Annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements


Financial Highlights - continued
MFS Government Money Market Fund
-------------------------------------------------------------------------------------------------------------------------------
                     SIX MONTHS                                                                  TEN MONTHS
                          ENDED                       YEAR ENDED AUGUST 31,                            ENDED         YEAR ENDED
                   FEBRUARY 28,            -----------------------------------------------        AUGUST 31,        OCTOBER 31,
                           1999               1998          1997         1996         1995              1994               1993
                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period      $ 1.00           $ 1.00        $ 1.00       $ 1.00       $ 1.00            $ 1.00             $ 1.00
                           ------           ------        ------       ------       ------            ------             ------
Income from investment
  operations# -
   Net investment
    income                 $ 0.02           $ 0.05        $ 0.05       $ 0.05       $ 0.05            $ 0.02             $ 0.02
Less distributions
  declared to
  shareholders from
  net investment
  income                    (0.02)           (0.05)        (0.05)       (0.05)       (0.05)            (0.02)             (0.02)
                           ------           ------        ------       ------       ------            ------             ------
Net asset value -
 end of period             $ 1.00           $ 1.00        $ 1.00       $ 1.00       $ 1.00            $ 1.00             $ 1.00
                           ======           ======        ======       ======       ======            ======             ======
Total return                4.42%+           4.85%         4.81%        4.73%        4.92%             2.64%+             2.33%
Ratios (to average net assets)/
  Supplemental data:
   Expenses##               0.75%+           0.88%         0.85%        0.89%        0.84%             1.05%+             0.99%
    Net investment
      income                4.12%+           4.70%         4.02%        4.64%        4.82%             2.64%+             2.20%
Net assets at end of
  period (000 omitted)    $54,719          $44,843       $38,387      $42,499      $38,440           $38,347            $35,576

 + Annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the Funds) are each a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Funds under each such repurchase agreement. The Funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Funds' custody fee is calculated as a percentage of the Funds' month end net assets. The fees are reduced according to arrangements that measure the value of cash deposited with the custodian by the Funds. These amounts are shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of their taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Funds file tax returns annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax returns and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $300 million of average net assets             0.50%
          Next $400 million of average net assets              0.45%
          Next $300 million of average net assets              0.40%
          Average net assets in excess of $1 billion           0.35%

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Funds have an unfunded defined benefit plan for all of their independent Trustees and Mr. Bailey. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $9,556 and $1,525, respectively, for the six months ended February 28, 1999.

Administrator - The Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Funds' average daily net assets:

          First $1 billion                                   0.0150%
          Next $1 billion                                    0.0125%
          Next $1 billion                                    0.0100%
          In excess of $3 billion                            0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Money Market Fund, aggregated $21,942,647,726 and $21,603,404,000, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Government Money Market Fund, aggregated $132,462,069 and $120,206,000, respectively.

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($1.00 par value). Transactions in Fund shares were as follows:

MFS Money Market Fund

                                        SIX MONTHS ENDED            YEAR ENDED
                                       FEBRUARY 28, 1999       AUGUST 31, 1998
--------------------------------------------------------------------------------
Shares sold                               12,078,724,069        17,538,171,079
Shares issued to shareholders in
  reinvestment of distributions               15,505,874            24,382,673
Shares reacquired                        (11,860,605,224)      (17,125,681,103)
                                         ---------------       ---------------
    Net increase                             233,624,719           436,872,649
                                         ===============       ===============

MFS Government Money Market Fund
                                        SIX MONTHS ENDED            YEAR ENDED
                                       FEBRUARY 28, 1999       AUGUST 31, 1998
--------------------------------------------------------------------------------
Shares sold                                   82,718,461           669,593,096
Shares issued to shareholders in
  reinvestment of distributions                  911,009             1,902,955
Shares reacquired                            (73,753,536)         (665,039,431)
                                         ---------------       ---------------
    Net increase                               9,875,934             6,456,620
                                         ===============       ===============

(6) Line of Credit
The Funds and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to MFS Money Market Fund and MFS Government Money Market Fund for the six months ended February 28, 1999, were $4,163 and $55, respectively.

MFS(R) Money Market Fund
MFS(R) Government Money Market Fund

TRUSTEES                                                  SECRETARY
Richard B. Bailey* - Private Investor;                    Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                 ASSISTANT SECRETARY
                                                          James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                          CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive             State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                  INVESTOR INFORMATION
                                                          For MFS stock and bond market outlooks,
Lawrence T. Perera - Partner, Hemenway                    call toll free: 1-800-637-4458 anytime from
& Barnes (attorneys)                                      a touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard            For information on MFS mutual funds, call your
University Graduate School of Business                    financial adviser or, for an information kit, call
Administration                                            toll free: 1-800-637-2929 any business day from
                                                          9 a.m. to 5 p.m. Eastern time (or leave a message
Charles W.Schmidt - Private Investor                      anytime).

Arnold D. Scott* - Senior Executive Vice                  INVESTOR SERVICE
President, Director, and Secretary,                       MFS Service Center, Inc.
MFS Investment Management                                 P.O. Box 2281
                                                          Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment Management          For general information, call toll free:
                                                          1-800-225-2606 any business day from
Elaine R. Smith - Independent Consultant                  8 a.m. to 8 p.m. Eastern time.

David B. Stone - Chairman and Director,                   For service to speech- or hearing-impaired, call
North American Management Corp.                           toll free: 1-800-637-6576 any business day from
(investment advisers)                                     9 a.m. to 5 p.m. Eastern time. (To use this service,
                                                          your phone must be equipped with a
INVESTMENT ADVISER                                        Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                       For share prices, account balances, and exchanges,
Boston, MA 02116-3741                                     call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                          anytime from a touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                               WORLD WIDE WEB
500 Boylston Street                                       www.mfs.com
Boston, MA 02116-3741

PORTFOLIO MANAGER
Jean O. Alessandro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*



*Affiliated with the Investment Adviser

MFS(R) MONEY MARKET FUND                                            ------------
MFS(R) GOVERNMENT MONEY MARKET FUND                                   BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                        MCM-3 4/99 52M 10/310/22